EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1 AND CONSENT

Dated as of August 1, 2005

to

CREDIT AGREEMENT

Dated as of June 7, 2005

        THIS AMENDMENT NO. 1 AND CONSENT (“Amendment”) is made as of August 1, 2005 (the “Effective Date”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

        WHEREAS, the Borrower has requested that the Lenders and the Agent consent to certain transactions and agree to certain amendments to the Credit Agreement;

        WHEREAS, the Lenders party hereto and the Agent have agreed to so consent and agree to such amendments on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

        1.    Consent.

        The Borrower has informed the Agent and the Lenders that, during the term of the Credit Agreement, the Borrower may enter into a transaction (the “Unsecured Note Offering”) pursuant to which (i) the Borrower will issue, and incur and maintain Indebtedness under, certain unsecured notes in an aggregate principal amount of not less than $50,000,000 and no more than $100,000,000 and with a maturity of not less than five (5) years from the date of issuance thereof, such notes being subject to such terms and conditions as are reasonably acceptable to the Agent (the “Unsecured Notes”) and (ii) the Borrower and the Guarantors may guarantee the Indebtedness under the Unsecured Notes. Effective as of the Effective Date but subject to the terms hereof and the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto (1) consent to the Unsecured Note Offering, the issuance of the Unsecured Notes, the guarantee by the Borrower and the Guarantors of the Indebtedness under the Unsecured Notes, and the compliance by the Borrower and the Guarantors with the terms and conditions of the Unsecured Notes to the extent otherwise restricted by Section 6.18 of the Credit Agreement and (2) acknowledge and agree that the Indebtedness incurred by the Borrower pursuant to the Unsecured Notes shall be permitted in addition to the Indebtedness otherwise permitted under Section 6.14 of the Credit Agreement; provided that this consent is given on the express conditions that (x) no scheduled payments of principal on the Unsecured Notes shall occur prior to the date which is five (5) years from the date of issuance thereof, (y) prior to the consummation of the Unsecured Note Offering, the Borrower shall have delivered to the Administrative Agent pro forma financial statements reasonably requested by the Administrative Agent reflecting that, on a pro forma basis, the Borrower would have been in compliance with the financial covenants required in Sections 6.21 and 6.22 for the period of four fiscal quarters reflected in the compliance certificate then most recently delivered to the Administrative Agent pursuant to Section 6.1.3 of the Credit Agreement prior to the consummation of the Unsecured Note Offering and (z) as of the date of consummation of the Unsecured Note Offering, no Default or Unmatured Default shall have occurred and be continuing or would result from the Unsecured Note Offering. The parties hereto acknowledge and agree that, for purposes of Section 6.20 of the Credit Agreement, the Unsecured Notes (whether subordinated or senior unsecured) shall be subject to the restrictions contained therein with respect to Subordinated Indebtedness and the instruments and documents evidencing the Unsecured Notes shall be deemed to be Subordinated Indebtedness Documents in applying such restrictions.

        2.    Amendments to Credit Agreement.

        Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is amended as follows:

        (a)     The definition of Borrowing Base appearing in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Borrowing Base” means, as of any date of calculation, the sum of (i) an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the lesser of (a) the aggregate Borrowing Base Value of all Receivables Portfolios of the Credit Parties as of such date and (b) the sum of (1) the product of the net book value of all Receivables Portfolios acquired by any Credit Party on or after January 1, 2005 multiplied by 95% plus (2) the amount of the Borrowing Base under the Existing Credit Agreement as of December 31, 2004, as the same has been adjusted by the Age Adjusted Advance Rate thereunder and hereunder for subsequent periods on or prior to the date of calculation and (ii) solely during the period commencing on the Closing Date and ending on the earlier of (a) December 31, 2005 and (b) the date upon which the Unsecured Note Offering is consummated, an additional $10,000,000.

        (b)     Article I of the Credit Agreement is amended to (i) delete the reference to “Section 2.2(a)” appearing in the definition of Asset Sale and insert “Section 2.2(b)” in lieu thereof and (ii) insert the following new definitions thereto:

“Adjusted Cash Flow Leverage Ratio” is defined in Section 6.21.

“Adjusted Total Liabilities” means, at any time, Consolidated Total Liabilities minus the aggregate principal amount of the Unsecured Notes at such time.

“Unsecured Notes” means the Unsecured Notes identified and defined in that certain Amendment No. 1 and Consent dated as of August 1, 2005 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Unsecured Note Offering” means the Unsecured Note Offering identified and defined in that certain Amendment No. 1 and Consent dated as of August 1, 2005 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

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        (c)     Section 2.5.3(i) of the Credit Agreement is amended to (i) delete the reference to “$200,000,000” appearing in clause (A) thereof and substitute “$225,000,000” in lieu thereof and (ii) delete the reference to “$50,000,000” appearing in clause (B) thereof and substitute “$25,000,000” in lieu thereof.

        (d)     Section 6.21 of the Credit Agreement is amended and restated in its entirety to read as follows:

        6.21.       Leverage Ratios.

6.21.1Cash Flow Leverage Ratios. The Borrower will not permit (a) the ratio (the “Adjusted Cash Flow Leverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Adjusted Total Liabilities of the Borrower to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than (A) 3.0 to 1.0 for each fiscal four-quarter period ending on or before December 31, 2005, (B) 2.75 to 1.0 for the fiscal quarter ending on March 31, 2006 and (B) 2.5 to 1.0 for each fiscal four-quarter period thereafter and (b) the ratio (the “Cash Flow Leverage Ratio”), determined as of the end of each of its fiscal quarters, of (i) Consolidated Total Liabilities of the Borrower to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 3.50 to 1.0 for each fiscal four-quarter period.

The Adjusted Cash Flow Leverage Ratio and the Cash Flow Leverage Ratio shall be calculated based upon (a) for Adjusted Total Liabilities and Consolidated Total Liabilities, as applicable, as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters.

6.21.2 Balance Sheet Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (a) (i) Adjusted Total Liabilities to (ii) Consolidated Tangible Net Worth (the “Adjusted Balance Sheet Leverage Ratio”) as of the end of such quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the applicable ratio set forth below opposite such quarter:

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Fiscal Quarter	Adjusted Balance Sheet Leverage Ratio
June 30, 2005	3.0 to 1.0
September 30, 2005	2.75 to 1.0
December 31, 2005	2.5 to 1.0
March 31, 2006	2.25 to 1.0
June 30, 2006 and thereafter	2.0 to 1.0

(b) (i) Consolidated Total Liabilities to (ii) Consolidated Tangible Net Worth (the “Balance Sheet Leverage Ratio”) as of the end of such quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the applicable ratio set forth below opposite such quarter:

Fiscal Quarter	Balance Sheet Leverage Ratio
June 30, 2005	3.5 to 1.0
September 30, 2005	3.25 to 1.0
December 31, 2005	3.0 to 1.0
March 31, 2006	2.75 to 1.0
June 30, 2006 and thereafter	2.5 to 1.0

        (e)     Section 10.7 of the Credit Agreement is amended to insert “reasonably” immediately prior to the references to “believed” and “selected” appearing therein.

        (f)     The Aggregate Revolving Loan Commitment is increased to $200,000,000. In connection therewith, certain financial institutions (the “New Lenders”) are entering into the Credit Agreement as new Lenders and the Commitment Schedule is amended and restated in its entirety to read as set forth on Annex I hereto. Immediately upon the effectiveness hereof, each of the New Lenders (i) shall be deemed to be a Lender for all purposes of the Loan Documents and shall be bound in such capacity by the provisions of of, and will perform in accordance with, the Credit Agreement and the other Loan Documents as if it were originally a Lender and (ii) shall purchase and assume JPMorgan’s Revolving Loan Commitment, related Outstanding Revolving Credit Exposure and all other rights, obligations, claims, suits, causes of action and any other right of JPMorgan in its capacity as a Lender, in each case in an amount and percentage consistent with such amended Commitment Schedule.

        (g)     The Pricing Schedule is amended and restated in its entirety to read as set forth on Annex II hereto.

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        3.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders (including the New Lenders) and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) such other instruments and documents as are reasonably requested by the Agent and (b) in connection with the increase described in Section 2(e) above, (i) the Borrower shall have paid to the Lenders (including the New Lenders) all fees and compensation required or contemplated by Section 2.5.3 of the Credit Agreement (for purposes of such fees and compensation, the parties hereto deeming such increase to have occurred pursuant to Section 2.5.3 of the Credit Agreement) and (ii) the Agent shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure on the Effective Date ratably among the Lenders (including the New Lenders) after giving effect to the addition of the New Lenders.

        4.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

        (a)     This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

        (b)     As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

        5.    Reference to and Effect on the Credit Agreement.

        (a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

        (b)     Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        (c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        6.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

        7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        8.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC., as the Borrower By: /s/ J. Brandon Black —————————————— Name: J. Brandon Black Title: President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as LC Issuer and as a Lender By: /s/ Steven J. Krakoski —————————————— Name: Steven J. Krakoski Title: Senior Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

BANK OF SCOTLAND, as a New Lender By: /s/ Amena Nabi —————————————— Name: Amena Nabi Title: Assistant Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

BANK OF AMERICA, N.A., as a New Lender By: /s/Gordon W. Wiens —————————————— Name: Gordon W. Wiens Title: Senior Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

CALIFORNIA BANK & TRUST, as a New Lender By: /s/ Michael Powell —————————————— Name: Michael Powell Title: Senior Vice President and Manager

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

GUARANTY BANK, as a New Lender By: /s/ Michael Ansolabehere —————————————— Name: Michael Ansolabehere Title: Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

FIRST BANK, as a New Lender By: /s/ Robert Jondall —————————————— Name: Robert Jondall Title: Senior Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

CITIBANK (WEST) F.S.B, as a New Lender By: Dennis J. Jans —————————————— Name: Dennis J. Jans Title: Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

STANDARD FEDERAL BANK N.A., as a New Lender By: /s/ Gloria Bertagnolli —————————————— Name: Gloria Bertagnolli Title: First Vice President, Commercial Banking

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

BANK LEUMI USA, as a New Lender By: /s/ Jacques Delvoye —————————————— Name: Jacques Delvoye Title: Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

MANUFACTURERS BANK, as a New Lender By: /s/ Maureen Kelly —————————————— Name: Maureen Kelly Title: Vice President

Signature Page to Amendment No.1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

CONSENT AND REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and Consent to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 and Consent is dated as of August 1, 2005 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[Signature Page Follows]

Dated: August 1, 2005

MIDLAND CREDIT MANAGEMENT, INC. , as a Guarantor	MIDLAND FUNDING NCC-2 CORPORATION, as a Guarantor
By: /s/ J. Brandon Black Name: J. Brandon Black Title: President	By: /s/ J. Brandon Black Name: J. Brandon Black Title: President

MIDLAND ACQUISITION CORPORATION, as a Guarantor	MIDLAND RECEIVABLES 98-1 CORPORATION, as a Guarantor
By: /s/ J. Brandon Black Name: J. Brandon Black Title: President	By: /s/ J. Brandon Black Name: J. Brandon Black Title: President

MIDLAND RECEIVABLES 99-1 CORPORATION, as a Guarantor	MIDLAND FUNDING 98-A CORPORATION, as a Guarantor
By: /s/ J. Brandon Black Name: J. Brandon Black Title: President	By: /s/ J. Brandon Black Name: J. Brandon Black Title: President

MIDLAND FUNDING NCC-1 CORPORATION, as a Guarantor	MIDLAND PORTFOLIO SERVICES, INC.,as a Guarantor
By: /s/ J. Brandon Black Name: J. Brandon Black Title: President	By: /s/ J. Brandon Black Name: J. Brandon Black Title: President

MIDLAND PORTFOLIO SERVICES, INC.,as a Guarantor
By: /s/ J. Brandon Black Name: J. Brandon Black Title: President

Signature Page to Amendment No. 1 and Consent
Encore Capital Group, Inc.
Credit Agreement dated as of June 7, 2005

ANNEX I

COMMITMENT SCHEDULE

Revolving Loan Commitments

Lender	Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
JPMorgan Chase Bank, N.A	$ 35,000,000	17.5%
Bank of Scotland	$ 30,000,000	15.0%
Bank of America, N.A	$ 30,000,000	15.0%
California Bank & Trust	$ 25,000,000	12.5%
Guaranty Bank	$ 20,000,000	10.0%
First Bank	$ 15,000,000	7.5%
Citibank (West) F.S.B	$ 15,000,000	7.5%
Standard Federal Bank, N.A	$ 15,000,000	7.5%
Bank Leumi USA	$ 10,000,000	5.0%
Manufacturers Bank	$ 5,000,000	2.5%
TOTAL	$200,000,000	100%

ANNEX II

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Eurodollar Rate	1.75%	2.00%	2.25%	2.50%	2.75%	3.00%
Floating Rate	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Commitment Fee	0.375%	0.425%	0.500%	0.500%	0.500%	0.500%

        For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

        “Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.1 or 6.1.2.

        “Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Cash Flow Leverage Ratio is less than 0.5 to 1.0.

        “Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Cash Flow Leverage Ratio is less than 1.0 to 1.0.

        “Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Cash Flow Leverage Ratio is less than 1.5 to 1.0.

        “Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials Level I Status or Level II Status or Level III Status and (ii) the Cash Flow Leverage Ratio is less than 2.0 to 1.0.

        “Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials Level I Status or Level II Status or Level III Status or Level IV Status and (ii) the Cash Flow Leverage Ratio is less than 2.5 to 1.0.

        “Level VI Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Borrower has not qualified for Level I Status or Level II Status or Level III Status or Level IV Status or Level V Status.

        “Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

        The Applicable Margin and Applicable Fee Rate shall be determined in accordance with foregoing table based on the Borrower’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

        Notwithstanding the foregoing, Level VI Status shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s fiscal quarter ending on or about June 30, 2005 (unless such Financials demonstrate that a higher Applicable Margin/Applicable Fee Rate should have been applicable during such period, in which case the applicable Level based on such higher Applicable Margin/Applicable Fee Rate shall be deemed to be applicable during such period) and adjustments to the Applicable Margin and Applicable Fee Rate shall thereafter be effected in accordance with the preceding paragraph.